Exhibit 10.1


                             STOCK OPTION AGREEMENT

              THIS AGREEMENT is made this ___ day of _________, 20__ (the "Effective Date") by and between DAYTON SUPERIOR CORPORATION, a Delaware corporation (the "Company"), and [Name of Outside Director], a director of the Company ("Optionee"), under the following circumstances:

              A. The Board of Directors of the Company has adopted a compensation program (the "Outside Director Compensation Program") for those of its directors who are not employed by the Company or any subsidiary or by any affiliate of Odyssey Investment Partners Fund, LP (collectively, the "Outside Directors") under which each Outside Director is to receive a non-qualified option to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), following the initial election or appointment of the Outside Director to the Board of Directors.

              B. Optionee: (i) was first appointed to the Board of Directors on ______, 20__, (ii) is an Outside Director, and (iii) has not previously been granted an option to purchase Common Stock pursuant to the Outside Director Compensation Program.

              C. On _______, 20__, the Board of Directors of the Company approved the grant to Optionee of this option to purchase Common Stock pursuant to the Dayton Superior Corporation 2000 Stock Option Plan, as amended (the "Plan"), in accordance with the Outside Director Compensation Program, subject to approval by the stockholders of the Company of an amendment to the Plan providing that options may be granted under the Plan to directors of the Company (the "Fifth Amendment").

              NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         Section 1. Definitions. Capitalized terms used in this Agreement and not defined in this Agreement shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

         Section 2. Grant of Option. The Company hereby grants to Optionee on the Effective Date an option (the "Option") to purchase all or any of _____ shares of Common Stock (the "Option Shares") at a purchase price of $____ per share (the "Exercise Price"), payable upon exercise of the Option as set forth in Section 4 below. The Option is granted subject to all of the terms and conditions set forth in the Plan (including, without limitation, the provisions of the Plan with respect to adjustments to the options granted under the Plan in certain events) and this Agreement. The Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code.


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         Section 3. Exercisability. Except as otherwise provided in Section 5, the Option shall be immediately exercisable with respect to all of the Option Shares from and after the Effective Date.

         Section 4. Procedure for Exercise of the Option and Payment. (a) Optionee may exercise the Option in full or in part by giving written notice of exercise to the Secretary of the Company, specifying in such notice the number of Shares for which the Option is being exercised. At the time the Optionee gives notice of exercise, the Optionee must pay the full Exercise Price for the Option Shares purchased in cash, by delivery of Common Stock owned by Optionee and held for at least six months prior to delivery ("Already-Owned Shares"), duly endorsed for transfer to the Company, or by any combination of cash and Already-Owned Shares. If payment of the Exercise Price is to be made by delivery of Already-Owned Shares, the Optionee may use the attestation procedure set forth in Section 4(b) below, subject to the limitations described therein. The Option shall be deemed exercised on the day the Secretary of the Company receives written notice of the exercise, together with full payment of the Exercise Price for the Option Shares purchased. To the extent that any portion of the Exercise Price is paid by delivery of Already-Owned Shares, the amount credited to such payment shall be the Fair Market Value of the Already-Owned Shares delivered on the date the Option is exercised.

         (b) If Optionee pays any portion of the Exercise Price by delivery of Already-Owned Shares, Optionee either shall physically deliver Already-Owned Shares to the Company or shall follow the attestation procedure set forth in this Section 4(b). To attest to the ownership of Already-Owned Shares, Optionee shall submit to the Secretary of the Company a signed statement at the time the Option is exercised that: (i) sets forth the number of Already-Owned Shares that are to be used to pay the Exercise Price (the "Payment Shares"), (ii) confirms that Optionee is the owner of the Payment Shares, and (iii) if the Payment Shares are registered in Optionee's name, sets forth the certificate number(s) of the Payment Shares. If the attestation procedure is used, the Payment Shares shall be treated as having been delivered to the Secretary of the Company by Optionee on the date the Option is exercised, and the Company shall issue to Optionee a certificate for the number of Option Shares being purchased, less the number of Payment Shares.

         [Section 5. Stockholder Approval. Notwithstanding any provision of this Agreement to the contrary, the Option may not be exercised with respect to any of the Option Shares unless and until the Fifth Amendment is approved by the stockholders of the Company, and the Option shall be forfeited and this Agreement shall become null and void in the event that the Fifth Amendment is not approved by the stockholders of the Company within 12 months after the Effective Date.]

         Section 6. Expiration of Option. The Option may not be exercised to any extent after the first to occur of the following events (the "Expiration Date"):

         (i) the expiration of ten years from the Effective Date; or

         (ii) the 90th day following the date that Optionee ceases to be a director of the Company.


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         Section 7. Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Ohio.

         Section 8. Conformity to Securities Laws. Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of all applicable federal securities laws and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission or any securities exchange on which the Common Stock may be listed (including, without limitation Rule 16b-3, and the requirements of the Nasdaq Global Market). Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised only in such a manner as to conform to, such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         Section 9. Option Not Transferable. (a) The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Company, pursuant to a domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder) (a "Domestic Relations Order").

         (b) Neither the Option nor any interest or right in the Option shall be liable for the debts, contracts or engagements of Optionee or Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (c) During Optionee's lifetime, only Optionee may exercise the Option (or any portion thereof) unless the Option has been disposed of pursuant to a Domestic Relations Order in accordance with Section 9(a). After the death of Optionee, any portion of the Option not previously exercised may, prior to the Expiration Date, be exercised by Optionee's personal representative or by any person empowered to exercise the Option under Optionee's will or under the then applicable laws of descent and distribution.

         Section 10. No Rights as Stockholder. Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any of the Common Stock purchasable upon the exercise of any part of the Option unless and until the Option has been exercised in accordance with this Agreement and the Plan and a certificate representing such stock has been issued by the Company to Optionee and Optionee's name has been entered as the stockholder of record with respect to such Common Stock on the books of the Company.

         Section 11. Notices. Any notice relating to this Agreement shall be in writing and delivered in person or by certified or registered mail. Each notice to the Company shall be addressed as follows: Dayton Superior Corporation, Secretary, 7777 Washington Village Drive, Suite 130, Dayton, Ohio 45459,
Attention: Secretary (or such other address as the Company may specify in writing). Each notice to Optionee shall be addressed to Optionee at the address of Optionee maintained by the Company on its books and records or to such other address as Optionee may designate by written notice to the Company to that effect.


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         Section 12. Amendment and Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is reflected in a writing signed by a duly authorized officer of the Company and, if required by the Plan, by Optionee. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision of this Agreement.

         Section 13. Entire Agreement. This Agreement and the Plan contain all of the understandings between the parties hereto pertaining to the matters referred to herein, and supersede all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto.

         Section 14. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan hereby are incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, Optionee confirms that he has received a copy of the Prospectus with respect to the Plan and has had an opportunity to review the contents thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           DAYTON SUPERIOR CORPORATION


                                           By
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                                             Name:
                                             Title:


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Name

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Address

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Taxpayer Identification Number